Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6 TO THE
CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE GUARANTEE
AGREEMENT

Dated as of February 25, 2025

AMENDMENT NO. 6 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE GUARANTEE AGREEMENT (this “Amendment”) among ADVANCE AUTO PARTS, INC., a Delaware corporation (the “Borrower”), ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Company”), the LENDERS party hereto, and BANK OF AMERICA, N.A., as Administrative Agent.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Company, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of November 9, 2021 (as amended by Amendment No. 1 dated as of February 27, 2023, Amendment No. 2 dated as of August 21, 2023, Amendment No. 3 dated as of November 20, 2023, Amendment No. 4 dated as of February 26, 2024, and Amendment No. 5 dated as of November 13, 2024, the “Credit Agreement”).

(2) The Borrower, the Company, the Guarantors and the Administrative Agent have entered into a Guarantee Agreement dated as of November 9, 2021 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement or Guarantee Agreement.

(3) The Borrower has requested certain amendments to the Credit Agreement and Guarantee Agreement, and the parties hereto agree to such amendments as set forth in, and in accordance with the terms and conditions of, this Amendment (the Credit Agreement as so amended, the “Amended Credit Agreement” and the Guarantee Agreement as so amended, the “Amended Guarantee Agreement”).

SECTION 1.    Amendments to Credit Agreement. As of the Amendment Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders and the Borrower hereby agree to:

(a) amend Section 1.01 of the Credit Agreement to include the following defined term:

“Accelerated Rent Charges” means accelerated rent charges related to lease buyouts completed in connection with Identified Restructuring Charges.

(b) amend Section 1.01 of the Credit Agreement to amend and restate in its entirety the following defined terms as follows:

“Bank Product Obligations” means any obligation on account of any transaction with a Bank Product Provider, which arises out of any Bank Product entered into with a Loan Party or any Subsidiary, or guaranteed by any Loan Party, as may be amended from time to time; provided, that, in order for any item described in clause (b) of the definition of Bank Products to constitute “Bank Product Obligations”, unless the applicable Bank Product Provider is the Administrative Agent or its Affiliates, the

Administrative Agent shall have received a Bank Product Provider Letter Agreement no later than the later of (x) [March 11, 2025] and (y) ten (10) days after providing the applicable Bank Product.

“Bank Product Provider” means the Administrative Agent or any BPP Lender that provides any Bank Products (x) to a Loan Party, (y) to any Subsidiary or (z) guaranteed by a Loan Party.

“Bank Products” means Swap Agreements, reimbursement agreements related to letters of credit, letters of credit and any services or facilities provided to any Loan Party or any Subsidiary, or guaranteed by, any Loan Party by any Bank Product Provider (but excluding Cash Management Services) including, without limitation, on account of (a) merchant services constituting a line of credit and (b) supply chain finance services and independently owned stores finance services with respect to any Loan Party or any Subsidiary, or guaranteed by any Loan Party, including, without limitation, trade payable services and supplier accounts receivable purchases.

“Cash Management Obligations” means any obligation on account of any transaction with a Cash Management Provider, which arises out of any Cash Management Services entered into with any Loan Party or any Subsidiary, or guaranteed by any Loan Party, as may be amended from time to time.

“Cash Management Provider” means the Administrative Agent or any Lender that provides any Cash Management Services (x) to a Loan Party, (y) to any Subsidiary or (z) in which such Cash Management Service is guaranteed by any Loan Party; provided, further, that unless the applicable Cash Management Provider is the Administrative Agent or any of its Affiliates, the Administrative Agent shall have received a Cash Management Provider Letter Agreement no later than the later of (x) [March 11, 2025] and (y) ten (10) days after providing the applicable Cash Management Services.

“Cash Management Services” means any cash management services or facilities provided to any Loan Party or any Subsidiary, or guaranteed by any Loan Party, by any Cash Management Provider, including, without limitation: (a) automated clearing house transactions, (b) controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, and (c) credit card processing services.

“Consolidated Coverage Ratio” means, for any period, the ratio of (a) Consolidated EBITDAR for such period to (b) the sum of Consolidated Interest Expense plus Consolidated Rent Expense, minus Accelerated Rent Charges, provided that, (i) the aggregate amount of Accelerated Rent Charges deducted shall not exceed $175,000,000 in the aggregate for the life of the Credit Agreement and (ii) the deduction for Accelerated Rent Charges shall only apply when calculating the Consolidated Coverage Ratio for any four fiscal period ending on or before January 2, 2027 and thereafter no deduction for the Accelerated Rent Charges shall be made.

“Consolidated EBITDA” means, for any period, Adjusted Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Adjusted Consolidated Net Income, the sum of (a) Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees accrued during such period, (c) the aggregate amount of income tax expense for such period, (d) all depreciation and amortization expense for such period, (e) other non-cash charges for such period provided there shall be (i) excluded from non-cash charges referred to this clause (e) (A) any non-cash charges that constitute accruals of or reserves for future cash payments and (B) except as provided in clause (ii) below, write-downs or write-offs of inventory or accounts receivable and (ii) included in non-cash charges referred to in this clause (e) (A) write downs of inventory in an amount not to exceed $71,000,000 for the fiscal quarter ended December 30, 2023, (B) write downs of vendor accounts receivable not to exceed $20,000,000 for the fiscal quarter ended December 30, 2023, and (C) write downs of inventory due to consolidation of distributions centers not to exceed (x) $10,000,000 for the fiscal quarter ended July 13, 2024 and (y) $15,000,000 for the fiscal quarter ended October 25, 2024 and (B) Identified Restructuring Charges for all periods not to exceed $625,000,000 and (f) cash charges and accruals for future cash charges for such period, provided that the aggregate amount of charges added to Adjusted Consolidated Net Income under this clause (f) for all periods shall not exceed $75,000,000, and minus, without duplication and to the extent included in calculating Adjusted Consolidated Net Income for such period, (i) all non-cash gains during such period, (ii) gains on the sales of assets outside of the ordinary course of business and gains from discontinued operations, (iii) gains on the retirement of debt identified in the consolidated statement of cash flows of the Borrower and its consolidated Subsidiaries and (iv) any other nonrecurring or non-cash income, all as determined on a consolidated basis with respect to the Borrower and the Subsidiaries in accordance with GAAP. Consolidated EBITDA shall be determined on a pro forma basis to give effect to any Material Specified Transaction occurring during such period as if each such Material Specified Transaction had occurred on the first day of such period.

“Insignificant Subsidiaries” means, as of any day, Subsidiaries (a) the combined total assets of which are less than 5% of the consolidated total assets of the Borrower and its Subsidiaries as of the last day of the most recent fiscal quarter of the Borrower in respect of which financial statements have been delivered pursuant to Section 5.01 and do not in the aggregate for all such Insignificant Subsidiaries, exceed 10% of combined total assets of the Borrower and its Subsidiaries and (b) the combined revenues of which is less than 5% of the combined revenues of the Borrower and its Subsidiaries for the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such date in respect of which financial statements have been delivered pursuant to Section 5.01 and do not in the aggregate for all such Insignificant Subsidiaries, exceed 15% of combined revenues of the Borrower and its Subsidiaries; provided that, such aggregate test shall be calculated not taking into account any revenue generated by WorldPac.

“Material Subsidiary” means, as of any day, (a) any Domestic Subsidiary that is required to satisfy the Guarantee Requirement pursuant to Section 5.10 and (b) any Domestic Subsidiary that is not an Insignificant Subsidiary.

“Security Documents” means, when and if executed, any security agreement and all other instruments, documents and agreements delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to the Collateral Agent, for the benefit of the Credit Parties, a Lien on any assets or property of such Loan Party as security for all of the Obligations.

(c) Section 5.01 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (f) thereof, (b) adding the word “and” at the of clause (g) thereof and (c) adding a new clause (h) after clause (f) as follows:

“(h) within 28 Business Days after the last day of each 28-day fiscal period (or, if applicable, 35-day fiscal period), beginning with the fiscal period ending February 22, 2025, calculations in the form of Exhibit B demonstrating compliance with Section 6.07.”

(d) Section 6.07 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Minimum Liquidity. The Borrower will not permit Liquidity, tested as of the last day of each 28-day fiscal period (or, if applicable, 35-day fiscal period) (beginning with the fiscal period ending February 22, 2025), based on the daily average of the corresponding 28-day fiscal period (or, if applicable, 35-day fiscal period), to be less than $750,000,000.”

(e) Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower will not permit the Consolidated Coverage Ratio to be less than (a) 1.50 to 1.00 for each period of four fiscal quarters ending on or before October 4, 2025 and (b) 1.75 to 1.00 for each period of four fiscal quarters ending on and after January 3, 2026.”

(f) amend Article VII of the Credit Agreement to amend and restate clause (e) in its entirety as follows:

“(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) and with respect to failure to observe or perform (i) Section 6.07, such failure shall continue unremedied for a period of 5 Business Days after knowledge of failure by the Borrower or (ii) Section 5.01(h) and such failure shall continue unremedied for a period of 5 Business Days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);”

(g) New Exhibit B (Form of Minimum Liquidity Calculations) is hereby inserted into the Credit Agreement in the form attached as Annex A hereto and incorporated by reference.

SECTION 2. Amendments to Guarantee Agreement. As of the Amendment Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders, Guarantors and the Borrower hereby agree to amend and restate in its entirety Section 1 as follows:

“Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements made by the Issuing Banks with respect thereto, interest thereon and obligations to provide, under certain circumstances, cash collateral in connection therewith, (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (d) Bank Product Obligations and Cash Management Obligations (including Bank Product Obligations and Cash Management Obligations of any Subsidiary), of the Loan Parties to the Lenders under the Credit Agreement and the other Loan Documents (all the foregoing monetary obligations being collectively called the “Obligations”). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it and the obligations of such Guarantor will survive any extension or renewal of any Obligation.

SECTION 3.    Conditions of Effectiveness of Sections 1 and 2. Sections 1 and 2 of this Amendment shall become effective, on and as of the date (the “Amendment Effective Date”) on which the following condition precedent shall have been satisfied or waived:

(a)        The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Company, the Guarantors and the Required Lenders.

(b)        The Borrower shall have paid all accrued and invoiced fees and expenses of the Administrative Agent and the Lenders associated with this Amendment (including an amendment fee equal to 0.075% of the Commitment of each Lender that executes this Amendment and the accrued and invoiced fees and expenses of Allen Overy Shearman Sterling US LLP, counsel to the Administrative Agent).

SECTION 4.    Representations and Warranties of the Borrower. The Borrower represents and warrants as of the date hereof as follows:

(a)    no Default exists;

(b)    the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (other than any such representation and warranty that is already qualified by materiality or “Material Adverse Effect” in the text thereof, in which case such representation and warranty shall be true and correct in all respects), and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (c) of Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 5.01 of the Credit Agreement);

(c)    the execution and delivery by each Loan Party of this Amendment and performance by each Loan Party of the Amended Credit Agreement and Amended Guarantee Agreement are within such Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by each of the Borrower, Guarantor and the Company and the Amended Credit Agreement and Amended Guarantee Agreement constitute, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower, the Company or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)    (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following such date.

SECTION 5.    Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement and (ii) each reference in the Guarantee Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee Agreement, and each reference in the other Loan Documents to “the Guarantee Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee Agreement, shall mean and be a reference to the Amended Guarantee Agreement.

(b)    The Credit Agreement, Guarantee Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, Guarantee Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement, Guarantee Agreement or any other Loan Document.

(d)    This Amendment is subject to the provisions of Section 9.02 of the Credit Agreement and shall be deemed to constitute a Loan Document.

SECTION 6.    Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Amendment in accordance with the terms of Section 9.03 of the Credit Agreement.

SECTION 7.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 8.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ADVANCE AUTO PARTS, INC.,

by
/s/ Ryan P. Grimsland
Name: Ryan P. Grimsland
Title: Executive Vice President,
Chief Financial Officer

ADVANCE STORES COMPANY, INCORPORATED,

by
/s/ Ryan P. Grimsland
Name: Ryan P. Grimsland
Title: Executive Vice President,
Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent,

by
/s/ Kelly Weaver
Name: Kelly Weaver
Title: Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: BANK OF AMERICA, N.A.

by /s/ Michelle L. Walker
Name: Michelle L. Walker
Title: Director

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: JPMORGAN CHASE BANK, N.A.

by /s/ Shivam Joshi
Name: Shivam Joshi
Title: Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: TRUIST BANK

by /s/ Steve Curran
Name: Steve Curran
Title: Director

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: U.S. BANK NATIONAL ASSOCIATION:

by /s/ Conan Schleicher
Name: Conan Schleicher
Title: Senior Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: WELLS FARGO BANK, N.A.

by /s/ Ryan Tegeler
Name: Ryan Tegeler
Title: Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: FIFTH THIRD BANK, NATIONAL ASSOCIATION

by /s/ Nate Calloway
Name: Nate Calloway
Title: Officer, Corporate Banking Associate

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by /s/ Justin Kurkiewicz
Name: Justin Kurkiewicz
Title: Senior Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: CITIBANK, N.A.

by /s/ Tom Vajda
Name: Tom Vajda
Title: Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: CITIZENS BANK, N.A.

by /s/ Douglas Kennedy
Name: Douglas Kennedy
Title: Senior Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: KEYBANK NATIONAL ASSOCIATION

by /s/ Marianne T. Meil
Name: Marianne T. Meil
Title: SR. Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: TD BANK, N.A., as a Lender

by /s/ M. Bernadette Collins
Name: M. Bernadette Collins
Title: Senior Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: SUMITOMO MITSUI BANKING CORPORATION

by /s/ Minxiao Tian
Name: Minxiao Tian
Title: Director